UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NORTHSTAR HEALTHCARE INCOME, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of NorthStar Healthcare Income, Inc.:
It is our pleasure to invite you to the 2019 annual meeting of stockholders of NorthStar Healthcare Income, Inc., a Maryland corporation. The annual meeting will be held at Alston & Bird LLP, 90 Park Avenue, New York, NY 10016 on June 20, 2019, beginning at 9:00 a.m., local time.
The enclosed materials include a notice of meeting, a proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2018.
It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.
We look forward to receiving your proxy and seeing you at the meeting.

Sincerely,	Sincerely,
/s/ JUSTIN CHANG	/s/ RONALD J. JEANNEAULT
Justin Chang	Ronald J. Jeanneault
Chairman	Chief Executive Officer, President and Vice Chairman

April 18, 2019
New York, New York

____________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 20, 2019
____________________________
To the Stockholders of NorthStar Healthcare Income, Inc.:
The 2019 annual meeting of stockholders, or the annual meeting, of NorthStar Healthcare Income, Inc., a Maryland corporation, or the Company, will be held at Alston & Bird LLP, 90 Park Avenue, 15th Floor, New York, NY 10016 on June 20, 2019, beginning at 9:00 a.m., local time. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

1)
a proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
This notice is accompanied by the Company’s proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2018. This notice is being mailed to you on or about April 19, 2019.
Stockholders of record at the close of business on April 10, 2019 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible and return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,
/s/ ANN B. HARRINGTON Ann B. Harrington General Counsel and Secretary
April 18, 2019
New York, New York

NorthStar Healthcare Income, Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022
(212) 547-2600
____________________________
PROXY STATEMENT
____________________________
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 20, 2019

i

GENERAL INFORMATION ABOUT THE MEETING
This proxy statement and the accompanying proxy card and Notice of Annual Meeting of Stockholders are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of NorthStar Healthcare Income, Inc., a Maryland corporation, for use at the 2019 annual meeting of stockholders to be held on June 20, 2019, beginning at 9:00 a.m., local time, and any postponements or adjournments thereof. “We,” “our,” “us” and “the Company” each refers to NorthStar Healthcare Income, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to NorthStar Healthcare Income Operating Partnership, LP.
We were formed to acquire, originate and asset manage a diversified portfolio of equity, debt and securities investments in healthcare real estate, directly or through joint ventures, with a focus on the mid-acuity senior housing sector, which we define as assisted living, memory care, skilled nursing and independent living facilities and continuing care retirement communities. We also invest in other healthcare property types, including medical office buildings, hospitals, rehabilitation facilities and ancillary services businesses.
We are externally managed and have no employees. We are sponsored by Colony Capital, Inc. (NYSE: CLNY), or Colony Capital or our Sponsor, which was formed as a result of the mergers of NorthStar Asset Management Group Inc., or NSAM, our prior sponsor, with a predecessor of Colony Capital and NorthStar Realty Finance Corp., or NorthStar Realty, in January 2017. Following the mergers, Colony Capital became an internally-managed equity real estate investment trust, or REIT, with a diversified real estate and investment management platform. Colony Capital manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITs and registered investment companies. As of December 31, 2018, Colony Capital had $43.0 billion of assets under management, including Colony Capital’s balance sheet investments and third-party managed investments. Our advisor, CNI NSHC Advisors, LLC, or our Advisor, is a subsidiary of Colony Capital and manages our day-to-day operations pursuant to an advisory agreement.
The mailing address of our executive office is 590 Madison Avenue, 34th Floor, New York, New York 10022. This proxy statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are first being mailed to holders of our common stock on or about April 19, 2019. Stockholders of record at the close of business on April 10, 2019 are entitled to notice of and to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting. In this proxy statement, we refer to the shares of our common stock entitled to vote at the annual meeting as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2018.
When you submit your proxy, you are authorizing a proxy to vote your shares of common stock at the annual meeting as you instruct, unless you return the proxy with no instruction. In this case, the individuals designated as proxies to vote your shares of common stock at the annual meeting, Justin Chang, Ronald J. Jeanneault and Ann B. Harrington, or any of them, will vote FOR the election of each of the five director nominees and FOR the ratification of Grant Thornton LLP, or Grant Thornton, as our independent registered public accounting firm for the fiscal year ending December 31, 2019. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.
Grant Thornton, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC. A representative of Grant Thornton is expected to be present at the annual meeting, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Matters to be Considered and Voted Upon at the Annual Meeting
At the annual meeting, our stockholders will consider and vote upon:

1)
a proposal to elect as directors the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	a proposal to ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the solicitation of proxies by mail, proxies may be solicited by directors and officers, without additional remuneration, by personal interview, telephone, electronic communications or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock held of record as of the close of business on April 10, 2019 and will reimburse them for their reasonable out-of-pocket expenses for forwarding the materials.
We have retained D.F. King & Co., Inc., or D.F. King, to assist us in the distribution of proxy materials and the solicitation of proxies. We estimate that we will pay D.F. King a fee of approximately $10,000 for proxy solicitation services provided for us, plus reasonable out-of-pocket expenses incurred in connection with their services.
Stockholders Entitled To Vote
As of the close of business on April 10, 2019, there were 189,255,653 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 10, 2019 are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.
Abstentions and Broker Non-Votes
If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be “broker non-votes” with respect to any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. Your bank, broker or other nominee does have discretionary authority to vote your shares for Proposal No. 2, the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions and broker non-votes, if any, will be counted as present at the annual meeting for the purpose of determining a quorum.
Required Quorum/Vote
A quorum will be present if stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting on any matter are present, in person or by proxy. If you hold your shares in your own name as holder of record and authorize your proxy by mail, telephone or Internet or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the annual meeting to a date not more than 120 days after the original record date without notice other than announcement at the annual meeting.
Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of, or withheld with respect to, all of the director nominees, or any one or more of them. A vote “withheld” or a broker non-vote, if any, will have the same effect as a vote against that nominee.
Ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2019, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. If this selection is not ratified by holders of our voting securities, our Board’s Audit Committee, or our Audit Committee, may, but need not, reconsider its appointment and endorsement. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, Proposal No. 2 because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.
If the enclosed proxy is properly executed and returned to us in time to be voted at the annual meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

1)
FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	FOR the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.
As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.
Voting
If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting the electronic voting site set forth on the proxy card or voting instruction form sent to you, by calling the toll free number set forth on the proxy card or voting instruction form sent to you or you may vote your shares in person at the annual meeting. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.
If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker, bank or other nominee to obtain a legal proxy card and bring it to the annual meeting in order to vote.
If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, D.F. King, at 1-866-829-1035.
Right to Revoke Proxy
If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

•	send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022;

•	sign and mail a new, later-dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

•	visit our electronic voting site set forth on the proxy card or voting instruction form sent to you and follow the online instructions;

•	call the toll free number set forth on the proxy card or voting instruction form sent to you and follow the instructions provided; or

•	attend the annual meeting and vote your shares in person, although attendance at the annual meeting will not by itself constitute revocation of a proxy.
Only the most recent proxy vote will be counted and all others will be disregarded notwithstanding the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.
Copies of Annual Report to Stockholders
A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2018 is being mailed to stockholders entitled to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel.

Annual Report and Quarterly Reports
We make available free of charge through our website at www.NorthStarHealthcareReit.com under the heading “Investor Relations—SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel. Copies may also be accessed electronically by means of the SEC’s home page, at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Householding Information
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2018 to multiple stockholders with the same last name and address, or if we reasonably believe they are members of the same family residing at the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2018, please request a copy in writing from NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel or by phone by calling 212-547-2600 and a copy will be provided to you promptly.
If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our General Counsel in writing at the following address: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, or by phone by calling 212-547-2600.
If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2018, you may request householding by contacting us in the same manner as above.
Voting Results
First Coast Results, Inc. will have a representative present at the annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.
Confidentiality of Voting
We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election to examine these documents, except as necessary to meet applicable legal requirements.
Recommendations of our Board
Our Board recommends a vote:

1)
FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified; and

2)	FOR the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

BOARD OF DIRECTORS
General
Our Board presently consists of five members. At the annual meeting, stockholders will vote on the election of Messrs.  Justin Chang, Ronald J. Jeanneault, Daniel J. Altobello, Gregory A. Samay and Jack F. Smith, Jr., for a term ending at the 2020 annual meeting of stockholders and until their successors are duly elected and qualified.
The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for re-election (or election in the case of Mr. Chang) in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.
Set forth below is each director nominee’s name and age as of the date of this proxy statement and biographical information. Each of our director nominees currently serves on our Board and, except for Mr. Chang, was elected as a director by the stockholders at the 2018 annual meeting of stockholders.
Current Directors Who are Nominees for Re-election

Name	Age
Justin Chang	51
Ronald J. Jeanneault	51
Daniel J. Altobello	78
Gregory A. Samay	60
Jack F. Smith, Jr.	67
Justin Chang. Justin Chang has been the Chairman of our Board since November 2018. He is the Managing Director, Global Head of Private Equity at our Sponsor. Mr. Chang is responsible for the identification, evaluation, consummation, and management of new investments of our Sponsor, with a particular focus on extending our Sponsor’s presence and activities on a global basis. Mr. Chang served as the chief executive officer of Colony American Homes, Inc. from 2012 to 2016 and served on the Board of Trustees of Colony Starwood Homes from 2016 to June 2017. Mr. Chang also serves on the Investment Committee of Digital Colony Partners. Prior to joining our Sponsor in 2010, Mr. Chang was a partner with TPG Capital, an international private equity investment firm, which he joined in 1993. At TPG, Mr. Chang led private equity investments across a broad range of industries including consumer products, financial services, healthcare, real estate, technology and telecommunications in multiple geographies in North America and Asia. Mr. Chang currently serves on the board of directors of Fly Blade, Inc. and StrattoOpencell and has served on the board of directors of Beringer Wine Estates, Crystal Decisions, Lenovo Group, On Semiconductor, Shenzhen Development Bank, Silverado Premium Properties, and UTAC Holdings. Mr. Chang received his Bachelor of Arts, cum laude, from Yale University and his MBA from Harvard Business School.
Consideration for Recommendation: Our Board believes that Mr. Chang’s extensive commercial real estate expertise, combined with his position overseeing certain strategic investments and relationships of our Sponsor, support his nomination to our Board.
Ronald J. Jeanneault. Ronald J. Jeanneault has been the Vice Chairman of our Board since December 2017 and has served as our Chief Executive Officer and President since November 2014. He previously served as our Executive Vice President and Head of Asset Management from March 2012 until November 2014. Mr. Jeanneault has also been a Managing Director of Colony Capital since January 2017 and previously served as Executive Vice President of NSAM from July 2014 to January 2017, and as Executive Vice President and Head of Asset Management of the subsidiary through which NorthStar Realty operated its healthcare business from March 2012 to January 2017. From June 1999 until January 2012, Mr. Jeanneault served in various positions at Sunrise Senior Living, Inc., or Sunrise, an NYSE-listed senior care provider serving nearly 40,000 residents in communities in the United States, Canada and the United Kingdom, including Senior Vice President and Co-Head of Operations, Vice President of Facilities, Capital Planning, Design Division and Development. From July 1994 to June 1999, Mr. Jeanneault was the Director of Residential and Outpatient Programs for the Kennedy Krieger Institute at the Johns Hopkins Medical Institutions. Prior to 1994, Mr. Jeanneault spent four years with a private and for profit post-acute provider of brain injury rehabilitation services as the Vice President of Operations. Mr. Jeanneault received his Bachelor of Arts degree from the University of Massachusetts.
Consideration for Recommendation: Our Board believes that Mr. Jeanneault’s knowledge of the Company’s business and decades of experience in the healthcare industry support his nomination to our Board.

Daniel J. Altobello.  Daniel J. Altobello has been one of our independent directors and a member of our Audit Committee since June 2011. He has also been an independent trustee and member of the audit committee of NorthStar Real Estate Capital Income Master Fund and its feeder funds, or RE Capital Fund, since March 2016. Since October 2000, Mr. Altobello, as the Chairman of Altobello Family LP, has been a private investor investing in public securities, gas and oil, mutual funds and private equity ventures. From September 1995 until October 2000, Mr. Altobello was the Chairman of Onex Food Services, Inc., a subsidiary of private equity investor Onex Corp., where he was responsible for board meetings and special client relations. From December 1989 to September 1995, Mr. Altobello served as Chairman, President and Chief Executive Officer of Caterair International Corporation, an in-flight food service provider that was acquired by Onex Food Services, Inc. in September 1995. From November 1979 to December 1989, he held various managerial positions with the food service management and in-flight catering divisions of Marriott Corporation (NYSE: MAR), including Executive Vice President of Marriott Corporation and President of Marriott Airport Operations Group. Mr. Altobello began his management career at Georgetown University as Vice President of Administration Services. Mr. Altobello is a member of the board of directors of Arlington Asset Investment Corp. (NYSE: AI), a principal investment firm that invests in mortgage-related and other assets, DiamondRock Hospitality Company (NYSE: DRH), a lodging focused real estate company, Mesa Air Group, Inc., a regional airline and MamaMancini’s Holdings, Inc., a wholesale food manufacturer. Mr. Altobello also served on the advisory board of Hidden Creek Partners until February 2013. Mr. Altobello is a trustee of Loyola Foundation, Inc. Mr. Altobello holds a Bachelor of Arts in English from Georgetown University in Washington, D.C. and Master of Business Administration from Loyola University in Baltimore, Maryland.
Consideration for Recommendation: Our Board believes that Mr. Altobello’s notable business and leadership experience in the area of corporate governance as a result of his tenure on numerous boards of directors support his nomination to our Board.
Gregory A. Samay.  Gregory A. Samay has been one of our independent directors and a member of our Audit Committee since June 2011. He has also been an independent trustee and member of the audit committee of RE Capital Fund since March 2016. Mr. Samay served as Chief Investment Officer for the Fairfax County Retirement Systems consisting of three public pension systems with a combined $6 billion of assets from July 2013 (having previously served as an Investment Officer since July 2011) to July 2016. Mr. Samay served as Executive Director and Chief Investment Officer for Arlington County Employees’ Retirement System, a $1.3 billion public pension plan, from August 2005 to September 2010. Mr. Samay served as Assistant Treasurer for YUM! Brands, Inc. (NYSE: YUM), a quick service restaurant company, from 2003 to 2005. From 1998 to 2002, he served as Vice President and Treasurer of Charles E. Smith Residential Realty, Inc., a publicly-traded REIT that merged with Archstone Communities of Denver in 2001 to form Archstone-Smith Trust, a publicly-traded REIT until acquired by Tishman Speyer and Lehman Brothers Holdings Inc. in October 2007. Mr. Samay served as Senior Manager, Capital Markets and Investments, for MCI Corporation from 1996 to 1998. From 1987 to 1996, he held various positions, progressing from Senior Financial Advisor-Corporate Treasury to Assistant Treasurer-Corporate Treasury, for COMSAT Corporation, a global telecommunications company. Mr. Samay holds a Bachelor of Science in Engineering from Pennsylvania State University in University Park, Pennsylvania and a Master of Business Administration from the Darden School of Business, University of Virginia in Charlottesville, Virginia.
Consideration for Recommendation: Our Board believes that Mr. Samay’s experience directing investments for a large pension fund and serving in various capacities for public REITs supports his nomination to our Board.
Jack F. Smith, Jr.  Jack F. Smith, Jr. has been one of our independent directors and the chairman and financial expert of our Audit Committee since June 2011. Mr. Smith was a partner with Deloitte & Touche LLP, or Deloitte & Touche, from June 1984 until August 2009. He served as the head of the firm’s real estate industry practice for Atlanta, Georgia and the Southeast from June 1996 to June 2007. Mr. Smith began his career as an accountant with Deloitte & Touche in 1973, where his responsibilities included audits, due diligence on acquisitions and mergers, business and accounting advice and assistance in problem resolution. During the course of his career, Mr. Smith has served clients of varying sizes in many different industries, including public and private REITs, real estate developers, merchant builders, real estate investment funds, real estate operating companies and hotels. Mr. Smith is a member of the Tennessee Technological University College of Business Foundation, the American Institute of Certified Public Accountants and the Tennessee and Georgia Societies of Certified Public Accountants. Subsequent to his retirement in 2009, Mr. Smith has engaged in investing in and management of personal real estate and other assets. Mr. Smith holds a Bachelor of Science in Accounting from Tennessee Technological University in Cookeville, Tennessee and a Master of Business Administration from Emory University in Atlanta, Georgia.
Consideration for Recommendation: Our Board believes that Mr. Smith’s 25 years of experience as a partner with Deloitte & Touche and his service as the head of the firm’s real estate industry practice in Atlanta and the Southeast support his nomination to our Board.

Corporate Governance Profile
We are committed to good corporate governance practices and, as such, we have adopted a code of ethics and corporate governance guidelines discussed below.
Code of Ethics
We have adopted a code of ethics for the purpose of promoting honest and ethical conduct of our business, full disclosure in our filings with the SEC, compliance with applicable laws, governmental rules and regulations, prompt internal reporting of violations of, and accountability for adherence to, our code of ethics. Our code of ethics applies to our Chief Executive Officer, Chief Financial Officer, Treasurer and other senior financial officers performing similar functions and our Board, collectively referred to as our covered persons. We intend to maintain high standards of honest and ethical business practices and compliance with all laws and regulations applicable to our business. Among the areas addressed by our code of ethics are conflicts of interest, including improper benefits, outside financial interests, business arrangements with us, outside employment or activities with competitors, charitable, government and other outside business activities, family members working in the industry, corporate opportunities, offering and receiving entertainment, gifts and gratuities, protection and proper use of our assets, maintaining our books and records, internal accounting controls, improper influence on audits, record retention, the protection of our confidential information, trademarks, copyrights and other intellectual property, insider trading, fair dealing and interacting with the government. Our code of ethics is available on our website at www.NorthStarHealthcareReit.com under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our code of ethics.
Corporate Governance Guidelines
We have adopted corporate governance guidelines to assist our Board in the exercise of its responsibilities. The corporate governance guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. A copy of our corporate governance guidelines may be found on our website at www.NorthStarHealthcareReit.com under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel.
Our Audit Committee
Our Board has a separately designated standing Audit Committee and its primary function is to engage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.
Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available on our website at www.NorthStarHealthcareReit.com under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel.
Our Audit Committee held seven meetings in 2018. Each director then serving as a member of our Audit Committee attended at least 75% of the aggregate number of meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the NYSE, our Board has also determined that each independent member of our Board is independent under the NYSE rules. The members of our Audit Committee are Messrs. Altobello, Samay and Smith. Our Board has determined that Mr. Smith, who chairs our Audit Committee, is an “audit committee financial expert,” as that term is defined by the SEC.
The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2018 is presented below under the heading “Audit Committee Report.”
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Director Independence
The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain specified criteria, our Board must conclude that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Although our shares are not listed on the NYSE or any other national securities exchange, our Board has affirmatively determined that all of the members of our Board, except Messrs. Chang and Jeanneault, are independent under the NYSE rules.
In addition, we have determined that all of the members of our Board, except Messrs. Chang and Jeanneault, are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. Our charter is available on our website at www.NorthStarHealthcareReit.com under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: General Counsel.
Board Leadership Structure; Meetings of Independent Directors
Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board currently operates under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Our company’s day-to-day operations are conducted by its officers under the direction of Mr. Jeanneault, our Chief Executive Officer, President and Vice Chairman. Our Board has selected Mr. Chang to serve as our Chairman of the Board based on his service with and knowledge of our company and his significant leadership and real estate experience. Mr. Jeanneault and Mr. Chang work together to provide consistent communication and coordination for the Company, which our Board believes will result in effective and efficient implementation of our corporate strategy.
Although Mr. Chang is not an independent director, our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors. In 2018, our independent directors met nine times in executive session without management present following Board meetings.
During the year ended December 31, 2018, our Board met on ten occasions. Each director then serving attended at least 75% of the aggregate number of meetings of our Board.
Stockholder Communications with our Board
Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at NorthStar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022, Attn: Secretary. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any of our independent directors in care of our Secretary at the address above. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who own more than 10% of shares of our common stock, to furnish us with and to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Based solely on our review of the copies of such forms we received or written representations from certain reporting persons, we believe that all such filings required to be made during and with respect to the fiscal year ended December 31, 2018 by Section 16(a) of the Exchange Act were timely made.
Director Nomination Procedures
We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets acquired by us and that at least one of our independent directors has three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.
Our Board will also consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals and Director Nominations for 2020” below. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws.
Risk Oversight
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board’s oversight of risk has not specifically affected its leadership structure.
Director Attendance at Annual Meeting
Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. All of our directors, except Mr. Chang, attended our 2018 annual meeting of stockholders.
EXECUTIVE OFFICERS
Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
Justin Chang	51	Chairman
Ronald J. Jeanneault	51	Chief Executive Officer, President and Vice Chairman
Douglas W. Bath	48	Chief Investment Officer
Frank V. Saracino	52	Chief Financial Officer and Treasurer
Ann B. Harrington	37	General Counsel and Secretary
Set forth below is biographical information regarding each of our executive officers, other than Messrs. Chang and Jeanneault, whose biographical information is provided above under “Current Directors Who are Nominees for Re-election.”
Douglas W. Bath. Douglas W. Bath has been our Chief Investment Officer since March 2012. From February 2009 to February 2012, Mr. Bath was Vice President and Group Head, Healthcare Finance for Walker & Dunlop, Inc., an NYSE-traded provider of commercial real estate financial services. Mr. Bath created and led the Senior Housing and Hospital lending division and grew its loan portfolio to $1.3 billion in 2011. From June 2006 to November 2008, Mr. Bath was Senior Vice President with Sunrise, where he oversaw development and recapitalization initiatives and guided asset management activities of Sunrise’s 448 facilities across 76 distinct portfolios and 36 equity investment companies. From April 2005 to June 2006, Mr.

Bath was Vice President at JP Morgan Chase & Co., where he led its senior housing initiatives and played a key role in raising and managing a $700 million equity fund. From August 2003 to April 2005, he was Senior Vice President of Sunrise and was responsible for development and recapitalization joint venture transactions. Previously, Mr. Bath served in various capacities in the investment group at Sunrise, where he transitioned from the operations department at Sunrise after beginning his career at Sunrise in 1995. Over the course of his career, Mr. Bath has been involved in over $6.5 billion of senior housing transactions. Mr. Bath holds a Bachelor of Arts from Virginia Polytechnic Institute and State University in Blacksburg, Virginia and a Master of Business Administration from the University of Pittsburgh in Pittsburgh, Pennsylvania.
Frank V. Saracino. Mr. Saracino has been our Chief Financial Officer and Treasurer since August 2015. Mr. Saracino also serves as Chief Financial Officer of N1 Liquidating Trust, a position he has held since January 2018. Mr. Saracino has served as Managing Director, Chief Financial Officer - Retail Companies at our Sponsor since August 2015 and as the Chief Accounting Officer of Colony Credit Real Estate, Inc. since November 2018. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of RE Capital Fund and its feeder funds since December 2015.  Previously, Mr. Saracino served as Chief Financial Officer and Treasurer of NorthStar/RXR New York Metro Real Estate, Inc., or NorthStar/RXR, from August 2015 to October 2018. In addition, Mr. Saracino served as Chief Financial Officer and Treasurer of NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. from August 2015 through January 2018. Prior to joining our Sponsor in 2015, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. Mr. Saracino holds a Bachelor of Science in Accounting from Syracuse University.
Ann B. Harrington. Ms. Harrington has been our General Counsel and Secretary since May 2016. Ms. Harrington previously served as the General Counsel and Secretary of NorthStar/RXR, a position she held from February 2017 through October 2018. In addition, Ms. Harrington currently serves as Managing Director, Deputy General Counsel of our Sponsor, a position she has held since March 2019, and previously served as Senior Vice President, Deputy General Counsel since January 2017 and as Senior Corporate Counsel of NSAM (now Colony Capital) from January 2015 to January 2017. Prior to joining NSAM, Ms. Harrington served as an associate in the Corporate and Financial Services Group of Willkie Farr & Gallagher LLP from September 2008 through December 2014, where she advised public and private corporate clients with respect to capital markets transactions, mergers and acquisitions, securities laws compliance, corporate governance and other general corporate matters. Ms. Harrington holds a Bachelor of Arts from Princeton University in Princeton, New Jersey and a Juris Doctor from The Ohio State University Moritz College of Law in Columbus, Ohio.
EXECUTIVE COMPENSATION
We currently have no employees. Our day-to-day management functions are performed by our Advisor and related affiliates. Our executive officers are all employees of our Sponsor or its affiliates and are utilized by our Advisor to provide management, acquisition, advisory and certain administrative services for us. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to our Advisor and other affiliated companies.
DIRECTOR COMPENSATION
Independent Directors
Pursuant to the Second Amended and Restated NorthStar Healthcare Income, Inc. Independent Directors Compensation Plan, or the Independent Directors Plan, each of our independent directors was paid an annual director’s fee of $95,000 in 2018. Mr. Smith, who serves as our Audit Committee chairperson, was paid an additional fee of $15,000 in 2018. In addition, each of our independent directors received $60,000 in shares of restricted common stock in June 2018, in connection with such independent director’s re-election to our Board. The shares of restricted common stock will generally vest quarterly over two years; provided, however, that the restricted common stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a change in our control as such term is defined in the Amended and Restated NorthStar Healthcare Income, Inc. Long-Term Incentive Plan, or the Long-Term Incentive Plan.
In 2019, our Board retained FPL Associates, or FPL, a compensation consulting firm, to complete a competitive analysis of, and to provide a recommendation for, our independent director compensation program.  On April 9, 2019, our Board approved a revised NorthStar Healthcare Income, Inc. Independent Directors Compensation Plan for 2019, or the 2019 Independent Directors Plan. Based on the recommendations of FPL, our Board determined that, effective as of January 1, 2019, each of our independent directors will be paid an annual director’s fee of $110,000 pursuant to our 2019 Independent Directors Plan. The independent director who serves as our Audit Committee chairperson will be paid an additional fee of $30,000 per year and each Audit Committee member will be paid an additional annual fee of $15,000. In addition, pursuant to the 2019 Independent Directors Plan, our Board determined that we will continue to grant $60,000 in shares of restricted common stock on the date following an independent director’s re-election to our Board. Furthermore, in the event a new independent director is appointed, the Board determined that we will continue to automatically grant to such person $65,000 in shares of restricted common stock on the date such independent director is initially appointed or elected to our Board. The actual number of shares of restricted stock that we grant is determined by dividing the fixed value by (i) prior to a listing of our shares on a national securities exchange, or a Listing, and during an offering, the offering price to the public, (ii) prior to a Listing and following an offering, the most recently disclosed net asset value, or NAV, or if a NAV has not been disclosed, the most recent offering price or (iii) following a Listing, the closing price of the shares on the date of grant. The shares of restricted common stock will generally vest quarterly over two years; provided, however, that the restricted common stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a change in our control. We reserve the right to modify the nature of the equity grant to our directors from restricted common stock to other forms of stock-based incentive awards, such as units in our operating partnership structured as profit interests, as well as the vesting terms and schedule.
Directors who are our officers, including our Chairman and Vice Chairman, do not receive compensation as directors.
Director Compensation for 2018
The following table provides information concerning the compensation of our independent directors for 2018.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Daniel J. Altobello	$95,000	$60,000	$155,000
Gregory A. Samay	95,000	60,000	155,000
Jack F. Smith, Jr.	110,000	60,000	170,000
Total	$300,000	$180,000	$480,000
________________________

(1)
Amounts include annual cash retainers. Fees paid to directors are currently incurred by our Advisor on our behalf and are classified as operating costs to the extent permitted by the 2%/25% Guidelines (as defined herein). See “Certain Relationships and Related Transactions.”

(2)	Reflects shares issued at a price of $8.50 per share.
In addition, we reimbursed all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board in 2018.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 10, 2019, the total number and the percentage of shares of our common stock beneficially owned by:

•	each of our directors and each nominee for director;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.
The following table also sets forth how many shares of our common stock are beneficially owned by each person known to us to be a beneficial owner of more than 5% of the outstanding shares of our common stock. As of April 10, 2019, there were no beneficial owners of more than 5% of our outstanding common stock. The percentages of common stock beneficially owned are based on 189,255,653 shares of our common stock outstanding as of April 10, 2019.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number	Percentage
Directors and Executive Officers(2):
Robert C. Gatenio(3)	—	—
Justin Chang	—	—
Ronald J. Jeanneault	—	—
Daniel J. Altobello(4)	32,209	*
Gregory A. Samay(4)	35,209	*
Jack F. Smith, Jr.(4)	32,209	*
Douglas W. Bath	—	—
Frank V. Saracino	—	—
Ann B. Harrington	—	—
All directors and executive officers as a group (9 persons)	99,627	*
________________________

*	Less than one percent.

(1)
Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares: (i) “voting power,” which includes the power to vote or to direct the voting of such security; or (ii) “investment power,” which includes the power to dispose of or direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)	The address of each of the directors and executive officers is 590 Madison Avenue, 34th Floor, New York, New York 10022.

(3)	Mr. Gatenio resigned as a member of our Board and our Executive Chairman on November 27, 2018 and was replaced on November 28, 2018 by Mr. Chang who was appointed as Chairman of our Board.

(4)	Includes 3,529 unvested shares of restricted common stock held by each director.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Stockholders(1)	—	—	1,903,373
Equity Compensation Plans Not Approved by Stockholders	N/A	N/A	N/A
Total	—	—	1,903,373
________________________

(1)
We have adopted two equity compensation plans: the Long-Term Incentive Plan, and the Independent Directors Plan, which operates as a sub-plan of the Long-Term Incentive Plan. The maximum number of shares allowed to be issued under the Long-Term Incentive Plan (including the Independent Directors Plan), excluding the initial grant to the independent directors, is 5% of the outstanding shares of our common stock on the date of the grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following section describes all transactions and currently proposed transactions between us and any related person since January 1, 2017 and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.
Ownership Interests
Pursuant to the limited partnership agreement of our operating partnership, NorthStar Healthcare Income OP Holdings, LLC, an affiliate of our Advisor, or the Special Unit Holder, holds a subordinated participation interest entitling it to receive distributions equal to 15% of our net cash flows, whether from continuing operations, the repayment of loans, the disposition of assets or otherwise, but only after our stockholders have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.75% cumulative, non-compounded annual pre-tax return on such invested capital. Through our Sponsor’s joint venture with James F. Flaherty III, our former Vice Chairman, Mr. Flaherty is entitled to receive one-third of the distributions received by the Special Unit Holder. In addition, the Special Unit Holder is entitled to a separate payment if it redeems its special units. The special units may be redeemed upon: (i) the listing of our common stock on a national securities exchange; or (ii) the occurrence of certain events that result in the termination or non-renewal of our advisory agreement, in each case for an amount that the Special Unit Holder would have been entitled to receive had our operating partnership disposed of all of its assets at the enterprise valuation as of the date of the event triggering the redemption. If the event triggering the redemption is: (i) a listing of our shares on a national securities exchange, the enterprise valuation will be calculated based on the average share price of our shares for a specified period; or (ii) an underwritten public offering, the enterprise value will be based on the valuation of the shares as determined by the initial public offering price in such offering. If the triggering event is the termination or non-renewal of the advisory agreement other than for cause, the enterprise valuation will be calculated based on an appraisal of our assets. To date, we have not paid any distributions to the Special Unit Holder pursuant to its subordinated participation interest.
Pursuant to a distribution support agreement, NorthStar Realty committed to purchase up to an aggregate of $10.0 million in shares of our common stock in certain circumstances during our offering in order to provide, among other matters, additional cash to pay distributions, if necessary. As of December 31, 2018, NorthStar Realty had purchased 610,339 shares of our common stock for $5.5 million under the distribution support agreement, including the purchase of shares to satisfy the minimum offering requirement. As our primary offering in our follow-on offering has been completed, NorthStar Realty has no further obligation to purchase shares under the distribution support agreement. In addition, our Advisor has been issued an additional 1,430,545 shares under our advisory agreement as of April 10, 2019, as partial payment of our Advisor’s asset management fee as described in further detail below.
Advisor
Our Advisor provides management, acquisition, advisory and certain administrative services for us, subject to oversight by our Board. Our Advisor is an indirect subsidiary of our Sponsor. All of our officers are employees of our Sponsor or its affiliates.
We pay our Advisor the following pursuant to the advisory agreement:

•
Effective January 1, 2018, our Advisor, or its affiliates, receives a monthly asset management fee equal to one-twelfth of 1.5% of our most recently published aggregate estimated net asset value, subject to adjustment in certain circumstances, with $2.5 million per calendar quarter of such fee paid in shares of our common stock. Prior to January 1, 2018, our Advisor, or its affiliates, received a monthly asset management fee equal to one-twelfth of 1.0% of the sum of the amount funded or allocated for investments, including expenses and any financing attributable to such investments, less any principal received on debt and securities investments (or our proportionate share thereof in the case of an investment made through a joint venture). For the years ended December 31, 2018 and 2017, we incurred $23.5 million and $34.3 million, respectively, and paid $21.8 million and $34.3 million, respectively, of asset management fees to our Advisor.

•
Effective January 1, 2018, our Advisor, or its affiliates, no longer receives an acquisition fee. Prior to January 1, 2018, our Advisor, or its affiliates received an acquisition fee equal to 2.25% of each real estate property acquired by us, including acquisition costs and any financing attributable to an equity investment (or our proportionate share thereof in the case of an equity investment made through a joint venture) and 1.0% of the amount funded or allocated by us to acquire or originate debt investments, including acquisition costs and any financing attributable to such investments (or our proportionate share thereof in the case of an investment made through a joint venture). For the year ended December 31, 2017, we incurred $8.2 million and paid $8.3 million of acquisition fees to our Advisor. For the year ended December 31, 2018, we did not pay any acquisition fees. Our Advisor may determine to defer these fees or seek reimbursement, subject to compliance with applicable policies.

•
For substantial assistance in connection with the sale of investments and based on the services provided, our Advisor, or its affiliates, may receive a disposition fee equal to 1.0% of the contract sales price of each debt investment sold and 2.0% of the contract sales price of each property sold. We do not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a debt investment unless there is a corresponding fee paid by our borrower, in which case the disposition fee is the lesser of: (i) 1.0% of the principal amount of the debt investment prior to such transaction; or (ii) the amount of the fee paid by our borrower in connection with such transaction. If we take ownership of a property as a result of a workout or foreclosure of a debt investment, we will pay a disposition fee upon the sale of such property. We did not incur any disposition fees for the years ended December 31, 2018 and 2017.

•
Our Advisor, or its affiliates, are entitled to receive reimbursement for direct and indirect operating costs incurred by our Advisor in connection with administrative services provided to us. Indirect operating costs include our allocable share of costs incurred by our Advisor for personnel and other overhead such as rent, technology and utilities. However, there is no reimbursement for personnel costs related to (1) our executive officers and (2) with respect to other personnel, to the extent allocable to activities performed by such personnel for which our Advisor receives an acquisition fee or disposition fee. We reimburse our Advisor quarterly for operating costs (including the asset management fee), subject to a limitation that operating costs for the four preceding fiscal quarters not exceed the greater of: (i) 2.0% of our average invested assets; or (ii) 25.0% of our net income determined without reduction for any additions to reserves for depreciation, loan losses or other similar non-cash reserves and excluding any gain from the sale of assets for that period, or the 2%/25% Guidelines. Notwithstanding the above, we may reimburse our Advisor for expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. We calculate the expense reimbursement quarterly based upon the trailing 12-month period. As a result, for the years ended December 31, 2018 and 2017, we incurred $12.6 million and $11.2 million, respectively, of allocable operating costs and we paid $9.7 million and $10.3 million, respectively, in operating costs to our Advisor. In addition, as of December 31, 2018, our Advisor incurred no operating costs on our behalf that are still allocable.

•
Our Advisor, or its affiliates, was entitled to receive reimbursement for organization and offering costs paid on our behalf in connection with our offerings. We are obligated to reimburse our Advisor, or its affiliates, as applicable, for organization and offering costs to the extent the aggregate of selling commissions, dealer manager fees and other organization and offering costs do not exceed 15.0% of gross proceeds from our primary offerings. For the years ended December 31, 2018 and 2017, we incurred no organization and offering costs.

•
We reimburse our Advisor for actual costs incurred in connection with the selection, origination or acquisition of an investment, whether or not we ultimately originate or acquire the investment. For the years ended December 31, 2018 and 2017, we had no acquisition expenses reimbursable to our Advisor.

Subject to the terms and conditions of the advisory agreement, we also agreed to indemnify our Advisor and its affiliates against losses it incurs in connection with its obligations under the advisory agreement.
Real Estate Investments
In December 2015, we, through a joint venture with Griffin-American Healthcare REIT III, Inc., or GAHR3, a non-traded REIT sponsored and advised by American Healthcare Investors, LLC, or AHI, acquired a 29.0% interest in the Trilogy portfolio, a $1.2 billion healthcare portfolio and contributed $201.7 million for our interest. The purchase was approved by our board of directors, including all of our independent directors. In 2016 and 2017, we funded additional capital contributions of $18.8 million and $8.3 million, respectively, in accordance with the joint venture agreement. Additionally, in 2018, we funded capital contributions of $4.5 million for a total contribution of $233.3 million. The additional fundings related to certain business initiatives, including the acquisition of additional senior housing and skilled nursing facilities and repayment of certain outstanding obligations. In October 2018, we sold 20.0% of our ownership interest in the Trilogy joint venture, which generated gross proceeds of $48.0 million and reduced our ownership interest in the joint venture from approximately 29% to 23%. We sold the ownership interest to a wholly owned subsidiary of the operating partnership of Griffin-American Healthcare REIT IV, Inc., a non-traded REIT sponsored and advised by AHI.
Credit Facility
In October 2017, we obtained a revolving line of credit from an affiliate of Colony Capital, for up to $15.0 million at an interest rate of 3.5% plus LIBOR, or our Sponsor Line, with an initial term of one year, plus a six-month extension option to provide additional short-term liquidity. In November 2017, the borrowing capacity under the Sponsor Line was increased to $35.0 million. In March 2018, the Sponsor Line was further amended to extend the term to December 2020 and add additional events of default to conform to our revolving credit facility with Key Bank. As of April 10, 2019, we had no borrowings outstanding under the Sponsor Line.
Policies Governing Related Person Transactions
In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our Sponsor, our Advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our Advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our Sponsor, our Advisor or any of our directors have an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants to and repurchases of shares from our Advisor, Sponsor, directors or any of their affiliates. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.
In addition to the provisions in our charter restricting related party transactions, our Board has adopted the following conflicts of interest policy prohibiting us from entering into certain types of transactions with our directors, our Advisor, our Sponsor or any of their affiliates in order to reduce the potential for conflicts inherent in transactions with affiliates. Pursuant to this policy, as required by our charter, we will not purchase investments from our Sponsor or its affiliates without a determination by a majority of our Board (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the investment to our Sponsor or its affiliates or, if the price to us is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable; provided that in no event shall the cost of such investment to us exceed its current appraised value. In addition, pursuant to our conflicts of interest policy, we will not borrow money from our directors, our Sponsor, our Advisor or any of their affiliates unless a majority of our Board (including a majority of the independent directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and no less favorable to us than loans between unaffiliated parties under the same circumstances. We will not loan money (except in the case of mortgages, which will be subject to the requirements of Section 9.4(c) of our charter) to our Sponsor or any of its affiliates. Unless otherwise permitted in our charter, we will not engage in any other transaction with our Sponsor or any of its affiliates unless a majority of our directors (including a majority of our independent directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties. We will not amend these policies unless a majority of our Board (including a majority of our independent directors) approves the amendment following a determination that the amendment is in the best interests of our stockholders.

AUDIT COMMITTEE REPORT
The following is a report of the Audit Committee, or the Audit Committee, of the Board of Directors, or the Board, of NorthStar Healthcare Income, Inc., or the Company. Each of the three Audit Committee members is independent as such term is defined under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission, or SEC, regulations.
The primary purpose of the Audit Committee is to assist the Board with the oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance, (3) the independence and qualifications of the Company’s independent auditors, (4) the performance of the Company’s internal audit function and its independent auditors, and (5) the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written charter which more fully describes the Audit Committee’s function. A copy of the charter is available under the corporate governance section of the Company’s website.
In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended December 31, 2018. The Audit Committee discussed with Grant Thornton LLP, or Grant Thornton, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee also discussed with Grant Thornton its independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.
This report of the Audit Committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.
Audit Committee:
Jack F. Smith, Jr., Chairman
Daniel J. Altobello
Gregory A. Samay

INDEPENDENT ACCOUNTANTS
Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees for professional services billed to us by Grant Thornton for the years ended December 31, 2018 and 2017 were as follows:

	Years Ended December 31,
Type of Fee	2018	2017
Audit(1)	$2,085,476	$1,889,316
Audit‑related	—	—
Tax	—	—
Other	—	—
Total	$2,085,476	$1,889,316
________________________

(1)	Includes audit fees paid by our Advisor on our behalf.
Fees for audit services for the years ended December 31, 2018 and 2017 include fees associated with the annual audits for such years, including the quarterly review of our Quarterly Reports on Form 10-Q for each of the three-month periods ended March 31, June 30 and September 30, 2018 and 2017, the examination of our Annual Report on Form 10-K for the fiscal years ended December 31, 2018 and 2017 and for other attest services, including issuance of consents and review of our registration statements and other documents filed by us with the SEC. Fees for audit services are currently incurred by our Advisor on our behalf and are classified as operating costs. See “Certain Relationships and Related Transactions.”
Audit Committee Pre-Approval Policy
In accordance with applicable laws and regulations, our Audit Committee reviews and pre-approves any audit and non-audit services to be performed by the Company’s independent registered public accounting firm to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Our Audit Committee annually reviews and pre-approves all audit, audit-related, tax and all other services that are performed by our independent registered public accounting firm. Our Audit Committee approved all of the services listed in the table above. In some cases our Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget. Our Audit Committee has also authorized the Chairman of our Audit Committee to pre-approve permissible services and related fees and the Chairman must report such pre-approval to the full Audit Committee at its next scheduled meeting.

PROPOSAL NO. 1:
ELECTION OF BOARD OF DIRECTORS
Our Board has recommended that Messrs. Justin Chang, Ronald J. Jeanneault, Daniel J. Altobello, Gregory A. Samay and Jack F. Smith, Jr. be elected to serve on our Board, each until the annual meeting of stockholders for 2020 and until his successor is duly elected and qualified. For certain information regarding each nominee, see “Board of Directors” above.
Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of our voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with our charter and bylaws, as then in effect.
Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote “withheld” from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2019. A representative of Grant Thornton is expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.
If this selection is not ratified by our stockholders, our Audit Committee may, but is not obligated to, reconsider its recommendation. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE APPOINTMENT OF GRANT THORNTON
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2019.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2019
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2020 annual meeting of stockholders if they are received by us on or before December 20, 2019. Stockholder proposals must be directed to the Secretary, NorthStar Healthcare Income, Inc., at 590 Madison Avenue, 34th Floor, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our current bylaws. In order for a proposal to be “timely” under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 p.m., local time, on December 20, 2019 and not earlier than November 20, 2019; provided, however, in the event that the date of the 2020 annual meeting of stockholders is advanced or delayed by more than 30 days from June 20, 2020, a proposal by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of: (i) the 120th day prior to the date of such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.
INCORPORATION BY REFERENCE
This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.
OTHER MATTERS
Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

APPENDIX A
FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2019

PROXY VOTING INSTRUCTIONS

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m. on June 19, 2019.

VOTE BY INTERNET WWW.FCRVOTE.COM/NSHI

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. on June 19, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE **1-866-390-6228**

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. on June 19, 2019. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. **Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.**

CONTROL NUMBER

△ **If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.** ↙

NORTHSTAR HEALTHCARE INCOME, INC.

The Board of Directors recommends a vote FOR all nominees listed.

Proposal 1. Election of Directors

(01) Justin Chang (02) Ronald J. Jeanneault (03) Daniel J. Altobello (04) Gregory A. Samay (05) Jack F. Smith, Jr.

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold your vote for any individual nominee(s), mark "For All Except" box and write the number(s) of the nominees(s) you want to withhold your vote for on the line below.

____

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2

____
Signature

____
Signature (Capacity)

____
Date

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such.

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APPENDIX A
FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2019

YOUR VOTE IS IMPORTANT.

PLEASE VOTE BY INTERNET OR TELEPHONE TO REGISTER YOUR VOTE PROMPTLY. INSTRUCTIONS ON REVERSE SIDE.

YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME, JUNE 19, 2019, TO BE INCLUDED IN THE VOTING RESULTS.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The Notice and Proxy Statement are available at www.fcrvote.com/NSHI

Continued and to be signed on the reverse side.

If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing.

NORTHSTAR HEALTHCARE INCOME, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS

June 20, 2019, 9:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Justin Chang, Ronald J. Jeanneault and Ann B. Harrington, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of NorthStar Healthcare Income, Inc. ("NorthStar Healthcare") owned by the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Alston & Bird LLP, 90 Park Avenue, 15th Floor, New York, NY 10016, on June 20, 2019 at 9:00 a.m., Eastern Time, and any adjournment or postponement thereof.

This proxy is solicited on behalf of the Board of Directors of NorthStar Healthcare. Each matter to be voted on at the annual meeting has been proposed by the Board of Directors of NorthStar Healthcare. This proxy will be voted as specified by the undersigned. Except as otherwise expressly specified by the undersigned, a signed proxy will be voted FOR ALL of the director nominees listed in Proposal 1, FOR Proposal 2 and in the discretion of the proxy holder upon such other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy revokes any prior proxy given by the undersigned. The undersigned acknowledges receipt with this proxy of a copy of the accompanying proxy statement describing more fully the proposals set forth herein.

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.

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